New Frontier Energy, Inc.

Trading Symbol: NFEI

IPAA OGIS Investor Presentation

April 25, 2007

This document may contain forward-looking statements including declarations regarding New Frontier Energy, Inc. and it's future and expected performance based on assumptions that the Company believes are reasonable. No assurances can be given that these statements will prove to be accurate. A number of risks and uncertainties could cause actual results to differ materially from these statements, including, without limitation, decreases in prices for natural gas and crude oil, unexpected decreases in gas and oil production, the timeliness, costs and success of development activities, unanticipated delays and costs resulting from regulatory compliance, and other risk factors described from time to time in the Company's periodic reports filed with the Securities and Exchange Commission. These statements are made only as of the date of this report and future events may cause them to be less likely to prove to be true.

NFEI Profile

New Frontier Energy, Inc., based in Denver, CO is developing the Slater Dome and the Flattops prospects located in northwest Colorado and south-central Wyoming. Both projects are coal bed methane (CBM) and are within the Sand Wash Basin on the south eastern end of the “Atlantic Rim”. The Focus Ranch Unit, acquired in April 2007 is a Frontier/Niobrara (“conventional gas”)and CBM prospect adjacently located in Routt County, CO. New Frontier Energy owns majority interest in a 18-mile gas gathering line that delivers gas from the Slater Dome and Flattops area to a transportation hub in Baggs, Wyoming. The Company’s common stock is listed on the over the counter bulletin board under the symbol “NFEI”. Additional information about New Frontier Energy, Inc. can be found at the Company's website www.nfeinc.com.

Summary of NFEI Achievements

- Developed Slater Dome from prospect into a producing field with 16 BCF proved reserves to NFEI's interest.
- Constructed 18 mile gathering line from Slater Dome to the Questar tap in Baggs, Wyoming and commenced Slater Dome gas production in June 2005.
- Became Operator at Slater Dome Field and doubled NFEI's working interest from 30% to just over 66% - our core producing asset.
- Acquired approximately 4,800 acres in the Flattops Prospect adjacent to the Slater Dome gathering line.
- Became Operator at 35,000 acre Focus Ranch Unit, located southeast and adjacent to Slater Dome Field, through farm in of operator's 75% working interest.
- Acquired approximately 335 miles of 2D seismic data which identifies over 150 drill site locations in Colorado for internal prospect development.
- Raised over $28 million (principally in equity placements).

Regional Resource Assessment



Traditional 949.957 Tcf
Coalbed 169.298 Tcf
Total U.S. 1119.255 Tcf
Pacific
52.4
1.96
Rocky Mountain
191.4
63.5
North Central
21.9
12.8
Atlantic
85.7
17.3
Mid-Continent
113.5
7.5
Gulf Coast
290.0
3.4
Alaska
193.8
57.0

Data source: Potential Gas Committee (2005)

Regional Gas Production Trends


Rockies Forecasted to Be The #1 Producing Area
Rockies
(Tcf)
0
1
2
3
4
5
6
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Northeast
Gulf Coast
Midcontinent
Southwest
Rocky Mountain

Source: Energy Information Administration, Annual Energy Outlook 2005

Conclusion: The Rockies is the Primary Future Growth Region

Slater Dome Field Development

- Producing gas from six of eleven coal bed methane wells.
- Electric power brought to Slater Dome to decrease operating expenses (June 2006).
- Took over as Operator in November 2006.
- Permitting 25 wells for 2007 development program.
- Actively pursuing additional acreage in the Slater Dome area along the gathering line.

CBM Gas Development & Exploration
Slater Dome Field & Flattops Projects

- **Colorado Wyoming Border**
  - 70,000 acres currently under lease
    - Slater Dome/Flattops Development, Mofatt County (CO) & Carbon County (WY)
    - Focus Ranch Unit, Routt County (CO)

Project Potential

  - NFEI is operator with 66-75% working interest (11 CBM wells drilled in pilot)
  - Low cost drilling with high success rate
  - 1 BCF average proven reserves per well (lower Iles coal section only)
  - Large drilling inventory 300 + wells

    (10 years averaging 20 to 40 wells per year)
  - 5 coal sections with productive potential across acreage/ conventional traps/ Niobrara & Deep Creek
  - 18 mile gathering line in place to Baggs, WY (completed June 2005)


WYOMING
MAPPED AREA
COLORADO


ATLANTIC RIM, GREATER GREEN RIVER BASIN
Double Eagle
Cow Creek Field
19.5 BCFG
Anadarko Coal
Units
Sierra Madre Field
Merit Energy,
West Side Canal
Slater Dome
Flattops Prospect
Yates
Focus Ranch Unit



Sierra Madre Field
3.9 BCFG 1,186,062 BO
Savery Gas Field
7.2 BCF
Dixon Coal Gas Field
115 MMCFG
West Side Canal
167 BCFG
Slater Dome Field
103 MMCFG
Flattops Prospect
Focus Ranch Unit
Frontier & Iles coal test well
Frontier, Niobrara
Iles Coal Test
WESTERN UNITED STATES COAL BASINS
SLATER DOME
COAL BANK DRAW
FIELD DEVELOPMENT


Robidoux 13-7 Well drill site

Unconventional Resources Lower (48 States)

Total: 452 Tcf



350
300
250
Tcf 200
150
100
50
0
323
77
52
Tight sands
CBM
Shale Gas

35% of Technically Recoverable Reserves in US are from Unconventional Reservoirs

Source: Energy Information Administration



One of 8 known gas seeps on Slater Dome acreage

Why Investors Seek Unconventional Resource Plays

- Repeatable low risk development drilling
- High probability of success = 95%
- Long term productive wells 20 - 25 years
- Predictable annual production & reserve growth
- Field size typical grows over time - 100's Bcf to Tcf's
- Low development costs - $0.29 to $.60/MCF

The above factors are key drivers for building shareholder value

Longer Lead Times in Unconventional Reservoirs

Implications:

- Gradual lowering of the risk
- Technology Breakthrough
- Long Range Impact
- Environmental Planning


Gas Production
Field Development
Pilot Testing
Exploration Coring & Testing
Leasing
Idea/Concept

Lead Time

After Paul Agnon & Peter A. Dea Western Gas

Drilling Locations



26 Iles coal, 14 Williams Fork Coal, 2 Fort Union coal, 3 Niobrara, 4 Deep Creek
Wyoming Pod
7 Wells 2006 2007
Scorpion Pod
2007 10 Locations
Fort Union Locations
Niobrara Locations
Cobb Pod
5 Wells 2007
Rattle Snake Pod
9 Wells 2006 2007
Focus Ranch Unit
Frontier & Iles test well
Frontier & Iles test well
WESTERN UNITED STATES COAL BASINS
SLATER DOME COAL BANK DRAW FIELD DEVELOPMENT

Slater Dome Development after Pilot Phase & Acquisition of Operators Working Interest

- **16 BCF** - estimated total proved reserves net to NFEI with 55 locations.
- **23 BCF** - estimated probable resources net to NFEI with 66 locations.
- **315 BCF** - estimated possible resources net to NFEI with 519 locations.
- **355 BCF** - total proved, probable & possible resources net to NFEI with 640 locations.

NFEI Corporate Strategy

- Develop the Slater Dome/Flattops/Focus Ranch prospects to maximize cash flow
- Opportunistic acquisition of producing properties with cash and or common stock
- Utilize DJ Basin seismic data to develop additional prospects to market within industry for retained carried interest or cash
- Increase corporate visibility to microcap and small cap investors
- Apply for AMEX or NASDAQ Small Cap market listing

Market for Common Stock & Related Stockholder Matters

- NFEI - OTC bulletin board since June 2004
- 52 week high 04/18/06 $2.45
- 52 week low 02/20/07 $0.93
- 12,292 - average volume (3 months ended 3/07)
- 1,850 shareholders of record (not including shares held in street name)
- 5,916,988 shares outstanding (as of 03/31/07)



Chart #1 - NEW FRONTIER ENERGY NEW
1 min
3 min
15 min
Daily
Weekly
NFEI Monthly (35 months)
JAN
AUG
MAR
OCT
3.30
3.01
2.72
2.43
2.14
1.85
1.56
1.27
0.98
0.69
357,058
6/04
6/05
6/06
6/07

NFEI Capital Structure

New Frontier Energy Inc Proforma Capitalization	Shares	Proforma Proceeds
Issued and outstanding March 31, 2007	**5,916,988**	$ -
Proforma issuances:		
2.5% Convertible Debentures @ $1.08	2,404,444	-
2.5% Convertible Debenture Warrants @ $1.33 per share	1,716,452	2,282,881
Interest on convertible debt converted to common	139,063	-
Placement Agent Warrants Debentures @ $1.08 per share	255,040	275,443
Placement Agent Warrants Debentures @ $1.33 per share	173,532	230,798
Series A Convertible Preferred Warrants @ $1.11 per share	101,509	112,675
Series B Convertible Preferred	4,343,077	-
Series B Convertible Preferred Warrants @ $1.11 per share	5,180,399	5,750,243
Bridge Loan Warrants @ $1.11 per share	101,509	112,675
Placement agent options Series B Preferred	495,000	321,750
Placement agent option Warrants Series B Preferred @ $1.11	671,493	745,357
Employee warrants and options	578,000	506,000
Stock warrants issued to third parties @ $1.13 per share	50,006	56,507
2.5% Convertible Debt at $1.33	477,522	-
Stock warrants issued to third parties @ 2.00	200,000	400,000
Stock warrants issued to third parties @ 2.00	100,000	275,000
Options to officers, directors and others @ $1.25	3,950,000	4,937,500
Series C @ $1.05	21,166,646	-
Series C A C warrants @ $1.50	21,166,646	31,749,968
Series C B C warrants @ $2.00	10,583,545	21,167,090
Series C placement agent warrants @ $1.05	492,857	517,500
Series C placement agent warrants @ $1.50	492,857	739,286
Series C placement agent warrants @ $2.00	246,432	492,864
Series C dividend shares	1,587,500	1,666,875
Shares issued and proceeds from common stock issuances	76,673,528	$ 72,340,411
Proforma issued and outstanding March 31, 2007	**82,590,516**	
Current public float	**5,620,096**	

New Frontier Energy, Inc.

Trading Symbol - NFEI

Paul Laird – CEO

Les Bates – CFO

1789 W Littleton Boulevard
Littleton, CO 80120
303-730-9994